Exhibit 10.30

EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of October 8, 2015 (this “Amendment”), among Darby Creek LLC, a Delaware limited liability company (the “Borrower”), Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”) and Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”).

WHEREAS, the Borrower, the Collateral Agent, each Lender party thereto and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of February 20, 2014 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Administrative Agent and the Collateral Agent have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a) by deleting “7th” in the definition of “Reporting Date” and inserting “15th” in lieu thereof;

(b) by deleting “1000” in the address for “Everbank Commercial Finance, Inc.” on Annex A and inserting “10000” in lieu thereof.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the satisfaction of the following condition:

(a) the execution and delivery of this Amendment by the Borrower, Collateral Agent and the Administrative Agent.

ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower hereby represents and warrants to the Administrative Agent that, as of the date first written above, (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DARBY CREEK LLC, as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

[Signature Page to Amendment No. 4 to Loan Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Shawn Rose
Name: Shawn Rose
Title: Vice President

[Signature Page to Amendment No. 4 to Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian

By:	/s/ Abby Schexnider
Name: Abby Schexnider
Title: Vice President

[Signature Page to Amendment No. 4 to Loan Agreement]